Provident Financial Holdings, Inc.

March 31, 2011

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of us by the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$8.29
52-Week Range:	$3.47 - $8.70
Shares Outstanding:	11,418,654 shares
Market Capitalization:	$94.7 million
P/E (ttm):	6.58x
EPS (ttm):	$1.26
Annual Dividend & Yield:	$0.04 (0.48%)
As of March 31, 2011	

Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Locations

Provident Financial Holdings, Inc.



Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Glendora
- Pleasanton
- Rancho Cucamonga
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue

PROV Highlights

PROVIDENT
Provident Financial Holdings, Inc.

Financial Position:	As of 03/31/2011	As of 12/31/2009
Total Assets …………………………	$ 1.34 Billion	$ 1.41 Billion
Loans Held for Investment ………..	$ 913.4 Million	$ 1.07 Billion
Deposits ………………………….	$ 946.9 Million	$ 936.7 Million
Equity ……………………………….	$ 139.6 Million	$ 123.6 Million
Tangible Equity ……………………	$ 139.6 Million	$ 123.6 Million

Financial Results:	Quarter Ended 03/31/2011	Quarter Ended 12/31/2009
Net Income ………………………….	$ 2.3 Million	$ 2.6 Million
Return on Average Equity …………..	6.79%	9.00%
Return on Average Assets …………	0.69%	0.70%
Net Interest Margin …………………	2.85%	2.72%
Efficiency Ratio ……………………	61.74%	58.84%
Total Loan Originations ……………	$ 432.0 Million	$ 466.6 Million
Provident Bank ……………………	$ 7.7 Million	$ 1.4 Million
Provident Bank Mortgage ………	$ 424.3 Million	$ 465.2 Million

Total Assets



(In Millions)
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,415
$1,405
$1,399
$1,389
$1,356
$1,339
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Provident Financial Holdings, Inc.

Quarterly Net Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.6
$0.4
$3.2
$4.5
$4.3
$2.3
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Provision, Pre-Tax Earnings



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$6.7
$2.9
$5.5
$8.9
$8.5
$6.8
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
$2.4
$2.0
$2.5
$(1.9)
$0.9
$4.6
$4.6
$3.5
$4.1
$3.3
$0.7
$3.4
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)
Community Banking
Mortgage Banking

Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$9.6
$9.6
$10.3
$9.8
$9.7
$9.2
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Provident Financial Holdings, Inc.

Non-Interest Income


(In Millions)
12
10
8
6
4
2
0
$1.5
$5.2
$1.5
$1.4
$1.2
$4.5
$0.9
$9.4
$0.8
$9.3
$2.0
$6.7
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Provident Financial Holdings, Inc.

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.72%
2.85%
3.10%
2.95%
2.96%
2.85%
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Operating Expenses



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$9.6
$9.5
$10.5
$11.2
$11.3
$11.0
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

G&A to Average Assets



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
2.60%
2.70%
3.00%
3.20%
3.30%
3.27%
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Efficiency Ratio



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
58.84%
76.57%
65.47%
55.64%
57.27%
61.74%
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Return on Average Assets



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.70%
0.10%
0.92%
1.29%
1.24%
0.69%
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Provident Financial Holdings, Inc.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Equity


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
9.00%
1.20%
10.16%
13.93%
12.62%
6.79%
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Diluted Earnings per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.37
$0.03
$0.28
$0.40
$0.37
$0.20
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Book Value per Share

PROVIDENT
Provident Financial Holdings, Inc.



$15.00
$12.50
$10.00
$7.50
$5.00
$2.50
$-
$10.85
$10.90
$11.20
$11.61
$11.99
$12.22
12/09*
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

* Includes the $11.9 million capital raise in December 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank

More for you everyday.

Loan to Investment Mix

Provident Financial Holdings, Inc.


(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$40
$36
$35
$33
$31
$27
$1,069
$1,033
$1,006
$968
$932
$913
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")



(In Millions)
$10
$8
$6
$4
$2
$0
$1
$1
$1
$1
$0
$8
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



$800
$600
$400
$200
$0
(In Millions)
80%
70%
60%
50%
40%
30%
20%
10%
0%
$483
$640
43%
$470
$611
43%
$461
$587
44%
$448
$557
44%
$432
$535
45%
$429
$516
45%
12/09
03/10
06/10
09/10
12/10
03/11
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

"Preferred Loans" – Multi-Family, Commercial Real Estate, Construction and Commercial Business Loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(In Thousands)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
(Percentage)
Significant Improvement

	12/09	03/10	06/10	09/10	12/10	03/11
Non-Performing Assets	$100,704	$91,394	$73,450	$72,722	$63,505	$57,308
NPA to Total Assets	7.12%	6.50%	5.25%	5.23%	4.68%	4.28%
ALLL to LHI	4.92%	4.69%	4.14%	3.88%	3.81%	3.64%

Asset Quality

Provision for Loan Losses


$4,000
$3,000
$2,000
$1,000
$0
(In Thousands)
$2,315
$2,322
$0
$877
$1,048
$2,693

	12/09	03/10	06/10	09/10	12/10	03/11
Total Provision	$2,315	$2,322	$0	$877	$1,048	$2,693
SVA (1)	$4,121	$2,936	$967	$2,550	$4,112	$6,749
GVA (2)	$(1,806)	$(614)	$(967)	$(1,673)	$(3,064)	$(4,056)

(1) Specific Valuation Allowance.
(2) General Valuation Allowance.

Asset Quality

Provident Financial Holdings, Inc.

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	YTD 2011	TOTAL
Loan Balance (In Thousands)	$33,497	$71,302	$156,746	$130,925	$80,789	$33,838	$1,584	$826	$515	$510,022
Weighted Avg. LTV (1)	61%	73%	71%	70%	72%	76%	57%	72%	61%	71%
Weighted Avg. Age (In Years)	10.20	6.55	5.69	4.70	3.72	2.99	1.86	0.76	0.15	5.34
Weighted Avg. FICO (2)	716	723	731	741	733	742	750	726	726	733
Number of Loans	223	218	409	292	155	63	6	3	2	1,371
Geographic Breakdown (%)										
Inland Empire	38%	29%	31%	29%	29%	29%	100%	100%	40%	31%
Southern California (Other than Inland Empire)	57%	65%	61%	52%	41%	41%	0%	0%	0%	54%
Other California	4%	5%	7%	17%	29%	30%	0%	0%	60%	14%
Other States	1%	1%	1%	2%	1%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Commercial Real Estate – Loans Held for Investment

	Year of Origination								
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	2011	TOTAL (3)(4)
Loan Balance (In Thousands)	$20,842	$8,915	$16,034	$20,892	$19,755	$6,204	$11,184	$528	-	$104,354
Weighted Avg. LTV (1)	45%	50%	47%	56%	53%	37%	59%	49%	-	51%
Weighted Avg. Debt Coverage Ratio (2)	1.55x	2.53x	2.03x	2.40x	2.32x	1.74x	1.05x	1.57x	-	1.98x
Weighted Avg. Age (In Years)	9.02	6.71	5.70	4.67	3.75	2.93	1.74	0.74	-	5.26
Weighted Avg. FICO (2)	732	709	700	719	715	756	722	705	-	718
Number of Loans	34	17	21	24	21	10	5	4	-	136
Geographic Breakdown (%)										
Inland Empire	70%	30%	66%	22%	40%	7%	86%	58%	-	49%
Southern California (Other than Inland Empire)	30%	70%	34%	77%	51%	93%	0%	42%	-	48%
Other California	0%	0%	0%	1%	9%	0%	0%	0%	-	2%
Other States	0%	0%	0%	0%	0%	0%	14%	0%	-	1%
	100%	100%	100%	100%	100%	100%	100%	100%	-	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $27.7 million in Retail; $25.6 million in Office; $9.4 million in Medical/Dental Office; $9.4 million in Mixed Use; $8.9 million in Light Industrial/Manufacturing; $5.8 million in Warehouse; $3.6 million in Restaurant/Fast Food; $3.4 million in Mini-Storage; $3.0 million in Research and Development; $2.5 million in Mobile Home Parks; $2.0 million in Schools; $1.9 million in Hotel and Motel; $1.1 million in Automotive – Non Gasoline; and $342,000 in Other.

(4) Consisting of $68.9 million or 66.0% in investment properties and $35.5 million or 34.0% in owner occupied properties.

Asset Quality

Provident Financial Holdings, Inc.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	YTD 2011	TOTAL
Loan Balance (In Thousands)	$16,631	$39,763	$51,278	$92,678	$94,841	$16,027	-	$971	$7,040	$319,229
Weighted Avg. LTV (1)	48%	50%	53%	55%	56%	50%	-	69%	68%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.58x	1.46x	1.27x	1.27x	1.25x	1.39x	-	1.33x	1.35x	1.31x
Weighted Avg. Age (In Years)	8.78	6.77	5.76	4.80	3.73	2.93	-	0.92	0.04	4.88
Weighted Avg. FICO (2)	720	711	701	707	700	755	-	715	738	713
Number of Loans	39	55	84	103	116	22	-	4	7	430
Geographic Breakdown (%)										
Inland Empire	18%	20%	7%	12%	3%	9%	-	0%	19%	10%
Southern California (Other than Inland Empire)	74%	76%	66%	58%	85%	89%	-	33%	47%	72%
Other California	8%	3%	26%	27%	12%	2%	-	67%	34%	17%
Other States	0%	1%	1%	3%	0%	0%	-	0%	0%	1%
	100%	100%	100%	100%	100%	100%	-	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Asset Quality

Provident Financial Holdings, Inc.

Geographic Locations

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$158,160	31%	$277,204	54%	$72,929	14%	$4,970	1%	$513,263	100%
Multi-Family	31,964	10%	228,615	72%	55,062	17%	3,588	1%	319,229	100%
Commercial Real Estate	50,604	48%	49,967	48%	2,177	2%	1,606	2%	104,354	100%
Construction	-	0%	400	100%	-	0%	-	0%	400	100%
Other loans	1,531	100%	-	0%	-	0%	-	0%	1,531	100%
Total	$242,259	26%	$556,186	59%	$130,168	14%	$10,164	1%	$938,777	100%

(1) Other than the Inland Empire.

PROVIDENT
Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$335
$521
$416
$310
$498
$450
$310
$475
$458
$295
$473
$459
$272
$460
$467
$232
$477
$470
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Provident Financial Holdings, Inc.

Deposit Composition



As of 03/31/2011
$500
$400
$300
$200
$100
$0
$477
$209
$187
$42
$32
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market



As of 12/31/2009
$600
$500
$400
$300
$200
$100
$0
$521
$184
$166
$41
$25
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™

Faster funded home loans.

Provident Bank Mortgage Loan Originations



(In Millions)
$800
$600
$400
$200
$0
$0
$465
$0
$359
$1
$485
$0
$649
$0
$621
$0
$424
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)
Saleable
Portfolio

Provident Financial Holdings, Inc.

Provident Bank Mortgage Locked Pipeline

Locked Pipeline - Available for Sale



(In Thousands)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)

	12/09	03/10	06/10	09/10	12/10	03/11
Gross Locked Pipeline	$114,464	$177,101	$235,356	$265,884	$133,041	$197,046
Net Locked Pipeline (1)	$76,755	$123,449	$146,379	$169,614	$91,956	$137,459

(Quarter Ended)

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Purchase vs. Refinance


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	12/09	03/10	06/10	09/10	12/10	03/11
Refinance	50%	43%	32%	58%	61%	46%
Purchase	50%	57%	68%	42%	39%	54%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.27%
1.55%
0.36%
0.65%
0.89%
1.30%
1.42%
1.50%
1.72%
1.75%
1.42%
1.16%
12/09
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Recovery / Provision

Provident Financial Holdings, Inc.

Capital Management

PROVIDENT
Provident Financial Holdings, Inc.

Stockholders' Equity


(In Millions)
$150
$140
$130
$120
$110
$100
$124
$124
$128
$132
$137
$140
12/09 *
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

* Includes the $11.9 million capital raise in December 2009.

Consolidated Capital Ratio


Equity to Assets
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
8.74%
8.85%
9.13%
9.54%
10.07%
10.42%
12/09*
03/10
06/10
09/10
12/10
03/11
(Quarter Ended)

* Includes the $11.9 million capital raise in December 2009.

Bank Capital Ratios



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	12/09	03/10	06/10	09/10	12/10	03/11
Core Capital Ratio	8.41%	8.53%	8.82%	9.25%	9.80%	10.16%
Tier 1 Risk-Based Capital Ratio	13.79%	14.25%	11.91%	12.69%	13.97%	14.82%
Total Risk-Based Capital Ratio	15.06%	15.53%	13.17%	13.96%	15.23%	16.07%

(Quarter Ended)

To be deemed "Well Capitalized," the Bank must maintain its Core Capital Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio at or above 5.00%, 6.00% and 10.00%, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Value Proposition


Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Jun 2009	Sep 2009	Dec 2009	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011
Price/TBV	0.30x	0.46x	0.25x	0.32x	0.43x	0.50x	0.60x	0.68x

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ

LISTED

www.myprovident.com